UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2006

KENDLE INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

Ohio	000-23019	31-1274091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

441 Vine Street, Suite 1200, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 381-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K/A filed by Kendle International Inc. on November 1, 2006 to include pro forma financial information for the fiscal year ended December 31, 2006.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following information is attached as Exhibit 99.1 and incorporated herein by reference:

(1)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2006.

(2)	Notes to the Unaudited Condensed Combined Pro Forma Financial Information

(d) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Pro forma financial information for the year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENDLE INTERNATIONAL INC.

Date: March 21, 2007	/s/ Karl Brenkert III
Karl Brenkert III
Senior Vice President-Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Pro forma financial information for the year ended December 31, 2006.